LETTER OF INTENT

This is an agreement between Maxxon, inc. and Marty smith and Stuart Daley. Maxxon agrees to pay Marty smith and Stuart Daley a finders fee/compensation should their efforts resut in bringing a financial partner to invest in or acquire Maxxon inc. Compensation will be paid if a deal is struck with the following companies:
Healthpoint/DPT of FortWorth TX.,
Prism of San Antonio TX.
or a company brought in through Rex Hidle an individual from San Antonio TX.

The compensation shall be 100,000 shares of Maxxon stock and .5% (one-half of one percent) of the total amount of the transaction between Maxxon and the new company.

Payment and stock will be paid out as 50% to Marty smith and 50% to Stuart Daley and shall be paid no later than 30 days from the conclusion of the transaction.


/s/ T.R. COUGHLIN, JR.                          2/21/01
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Dr. Thomas Coughlin (Maxxon)                    Date

/s/ GIFFORD MABIE                               2/22/01
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Gifford Mabie (Maxxon)                          Date

/s/ M E SMITH                                   2/19/01
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Marty Smith                                     Date

/s/ STUART DALEY                                2/19/01
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Stuart Daley                                    Date